# Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "ASTI TRANSPORTATION SYSTEMS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE FIRST DAY OF JULY, A.D. 1993, AT 9 O'CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTIETH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTH DAY OF FEBRUARY, A.D. 2007, AT 8:15 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "ASTI TRANSPORTATION SYSTEMS, INC.".


SECRETARY OF STATE
DELAWARE

Jeffrey W. Bullock, Secretary of State

2342390 8100H

AUTHENTICATION: 8888651

110801848

DATE: 07-08-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 07/01/1993
693182009 - 2342390

# CERTIFICATE OF INCORPORATION

# OF

# ASTI TRANSPORTATION SYSTEMS, INC.

---

FIRST. The name of this corporation shall be:

ASTI TRANSPORTATION SYSTEMS, INC.

SECOND. Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805, and its registered agent at such address is CORPORATE AGENTS, INC.

THIRD. The purpose or purposes of the corporation shall be:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of stock which this corporation is authorized to issue is:

One Thousand (1,000) Shares Without Par Value.

FIFTH. The name and mailing address of the incorporator is as follows:

Jane S. Krayer
Corporate Agents, Inc.
1013 Centre Road
Wilmington, DE 19805

SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

IN WITNESS WHEREOF, The undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this 1st day of July, A.D. 1993.

Jane S. Krayer
Jane S. Krayer
Incorporator

# STATE OF DELAWARE
# CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED OFFICE OF REGISTERED AGENT

- The Board of Directors of Asti Transportation Systems, Inc., a Corporation of Delaware, on this eighteenth day of October, A.D. 19 95, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 245 Quigley Blvd., Suite J in the City of New Castle, County of New Castle Zip Code 19720

- The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Asti Transportation Systems, Inc.
  245 Quigley Blvd., Suite J

- New Castle, DE 19720
  a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

- IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the eighteenth day of October, A.D., 1995.

BY: [signature]

TITLE OF OFFICER: President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/20/1995
950241977 - 2342390

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:15 AM 02/06/2007
FILED 08:15 AM 02/06/2007
SRV 070133770 - 2342390 FILE

# STATE OF DELAWARE
# CERTIFICATE OF CHANGE
# OF REGISTERED AGENT AND/OR
# REGISTERED OFFICE

The Board of Directors of ASTI Transportation Systems, Inc., a Delaware Corporation, on this 13th day of December, A.D. 2007, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 18 Blevins Drive Street, in the City of New Castle, County of NewCastle Zip Code 19720.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is The Company itself.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

**IN WITNESS WHEREOF**, said Corporation has caused this certificate to be signed by an authorized officer, the 29TH day of JANUARY, A.D., 2007.

By: [signature]
Authorized Officer

Name: Thomas M. Minieri
Print or Type

Title: V. PRES / CFO